UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

AURA BIO CORP.

(Exact name of registrant as specified in charter)

Nevada	333-157558	68-0677348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N. Rainbow Blvd. #2167 Las Vegas, NV 89107	89107
(Address of principal executive offices)	(Zip Code)

(415) 504-3659

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.  Other Events.

On June 1, 2010, the Board of Directors of Aura Bio Corp. (the “Company”) passed a resolution to abandon the Company’s current business plan.  The Board has decided instead to change the Company’s focus to the clean and sustainable fuel alternative sector, both domestically and internationally.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA BIO CORP.

Date: June 1, 2010	By: /s/ Harry Lappa
Harry Lappa, Director